Exhibit 4.1

NUMBER SHARESCOUNTERSIGNED:BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103TRANSFER AGENTBY:AUTHORIZED SIGNATUREDATED:INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARECUSIP 12504L 10 9SEE REVERSE FOR CERTAIN DEFINITIONSThis Certifies That:is the owner ofC L ASS A C O M M ON S T O C KCBRE GROUP, INC.CB-AFULLYPAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF $0.01 PAR VALUE EACH OFCBRE GROUP, INC.transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney uponsurrender of this certificate properly endorsed.This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.SECRETARY CHAIRMANFORM OF CLASS A COMMON STOCK CERTIFICATE[Front Side of Stock Certificate]Exhibit 4.1

[Reverse Side of Stock Certificate]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	…………………	Custodian	………………
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants		under Uniform Gifts to Minors Act…………………………………………
	in common		(State)

Additional abbreviations may also be used though not in the above list.

	For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

By

The Signature(s) must be guaranteed by an eligible guarantor institution

(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions

with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17 Ad-15.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

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